                                                                    EXHIBIT 32.2

  CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Applix, Inc. (the "Company") for the period ended September 30, 2003 (the "Report"), the undersigned, Milton A. Alpern, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Milton A. Alpern
                                                -------------------------
     Dated: November 12, 2003                       Milton A. Alpern

                                                    Chief Financial Officer and
                                                      Treasurer